Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Immune Design Corp. (“Immune Design”) for the annual period ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Rickey, Vice President, Finance and Administration of Immune Design, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Immune Design.
Dated: March 31, 2015

/s/ Paul Rickey
Paul Rickey
Vice President, Finance and Administration
(Principal Financial and Accounting Officer)